Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of December 16, 2016 (this “Amendment”) is entered into among SPX FLOW, Inc., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below), as amended by this Amendment.
RECITALS
WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers, the Lenders, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement dated as of September 1, 2015 (as amended by that certain First Amendment to Credit Agreement dated as of July 11, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments. The Credit Agreement is hereby amended as follows:
(a)In Section 1.1 of the Credit Agreement, the definition of “Applicable Rate” is amended in its entirety to read as follows:
“Applicable Rate”: (a) (i) at any time other than during the Covenant Relief Period, with respect to any Loans (other than Incremental Term Loans), Domestic Revolving Commitment Fees, Global Revolving Commitment Fees, Financial Letter of Credit Fees, Non-Financial Letter of Credit Fees, Participation FCI Fees and Participation FCI Commitment Fees for any day, the applicable rate per annum set forth in the grid below entitled “At Any Time Other Than During the Covenant Relief Period”, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.1(c) and (ii) during the Covenant Relief Period, with respect to any Loans (other than Incremental Term Loans), Domestic Revolving Commitment Fees, Global Revolving Commitment Fees, Financial Letter of Credit Fees, Non-Financial Letter of Credit Fees, Participation FCI Fees and Participation FCI Commitment Fees for any day, the applicable rate per annum set forth in the grid below entitled “During the Covenant Relief Period”, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.1(c):

At Any Time Other Than During the Covenant Relief Period
Pricing Tier	Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Financial Letter of Credit Fee	Participation FCI Commitment Fee and Bilateral FCI Commitment Fee	Participation FCI Fee, Bilateral FCI Fee and Non-Financial Letter of Credit Fee	Eurocurrency Loans	ABR Loans
1	< 1.0 to 1.0	0.225%	0.225%	1.250%	0.225%	0.750%	1.250%	0.250%
2	> 1.0 to 1.0 but < 1.5 to 1.0	0.250%	0.250%	1.375%	0.250%	0.800%	1.375%	0.375%
3	> 1.5 to 1.0 but < 2.0 to 1.0	0.275%	0.275%	1.500%	0.275%	0.875%	1.500%	0.500%
4	> 2.0 to 1.0 but < 3.0 to 1.0	0.300%	0.300%	1.750%	0.300%	1.000%	1.750%	0.750%
5	> 3.0 to 1.0 but < 3.5 to 1.0	0.350%	0.350%	2.000%	0.350%	1.250%	2.000%	1.000%
6	> 3.5 to 1.0	0.400%	0.400%	2.250%	0.400%	1.375%	2.250%	1.250%

During the Covenant Relief Period
Pricing Tier	Consolidated Leverage Ratio	Domestic Revolving Commitment Fee	Global Revolving Commitment Fee	Financial Letter of Credit Fee	Participation FCI Commitment Fee and Bilateral FCI Commitment Fee	Participation FCI Fee, Bilateral FCI Fee and Non-Financial Letter of Credit Fee	Eurocurrency Loans	ABR Loans
1	< 1.0 to 1.0	0.325%	0.325%	1.750%	0.325%	1.050%	1.750%	0.750%
2	> 1.0 to 1.0 but < 1.5 to 1.0	0.350%	0.350%	1.875%	0.350%	1.100%	1.875%	0.875%
3	> 1.5 to 1.0 but < 2.0 to 1.0	0.375%	0.375%	2.000%	0.375%	1.175%	2.000%	1.000%
4	> 2.0 to 1.0 but < 3.0 to 1.0	0.400%	0.400%	2.250%	0.400%	1.300%	2.250%	1.250%
5	> 3.0 to 1.0 but < 3.5 to 1.0	0.450%	0.450%	2.500%	0.450%	1.550%	2.500%	1.500%
6	> 3.5 to 1.0	0.500%	0.500%	2.750%	0.500%	1.675%	2.750%	1.750%
(b)for any Incremental Term Loans, such per annum rates as shall be agreed to by the Parent Borrower and the applicable Incremental Term Lenders as shown in the applicable Incremental Facility Activation Notice; and
(c)for Bilateral FCIs and Bilateral Joint Signature FCIs for any day, (i) at any time other than during the Covenant Relief Period, the applicable rate per annum set forth above in the grid entitled “At Any Time Other Than During the Covenant Relief Period”, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.1(c) (or such other rate as may be agreed in writing from time to time between the Parent Borrower and the applicable Bilateral FCI Issuing Lender) and (ii) during the Covenant Relief Period, the applicable rate per annum set forth above in the grid entitled “During the Covenant Relief Period”, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 5.1(c) (or such other rate as may be agreed in writing from time to time between the Parent Borrower and the applicable Bilateral FCI Issuing Lender).
For purposes of the foregoing, each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 5.1(c); provided that (i) Pricing Tier 6 in the applicable grid shall apply at any time that an Event of Default has occurred and is continuing or (ii) at the option of the Administrative Agent or at the request of the Required Lenders, if a Compliance Certificate is not delivered when due in accordance with Section 5.1(c), Pricing Tier 6 in the applicable grid shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall continue to apply until the first Business Day immediately following the date a Compliance Certificate is delivered in accordance with Section 5.1(c), whereupon the Applicable Rate shall be adjusted based upon the calculation of the Consolidated Leverage Ratio contained in such Compliance Certificate. The Applicable Rate in effect from the Second Amendment Effective Date through the first Business Day immediately following the date a Compliance Certificate is required to be delivered pursuant to Section 5.1(c) for the fiscal quarter ending December 31, 2016 shall be determined based upon Pricing Tier 6 in the “During the Covenant Relief Period” grid. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.15(f).
(b)    In Section 1.1 of the Credit Agreement, clause (a) of the definition of “Available Amount” is amended in its entirety to read as “(a) (i) at any time other than during the Covenant Relief Period, $300,000,000 or (ii) during the Covenant Relief Period, $50,000,000; plus”.
(c)    In Section 1.1 of the Credit Agreement, clause (a) of the definition of “Consolidated Total Debt” is amended by inserting immediately after the text “in excess of $50,000,000” the text “(provided that such netting of the amount of cash and cash equivalents shall not exceed $300,000,000 during the Covenant Relief Period)”.
(d)    In Section 1.1 of the Credit Agreement, the definition of “Specified Indebtedness” is amended in its entirety to read as follows:

“Specified Indebtedness”: (a) any Indebtedness Incurred as permitted by Section 6.2(g)(ii), (h), (k) or (s), (b) any Indebtedness Incurred on or after the Second Amendment Effective Date as permitted by Section 6.2(m) and (c) any secured Indebtedness Incurred as permitted by Section 6.2(j) or (q).
(e)    In Section 1.1 of the Credit Agreement, the following new definitions are added to in the appropriate alphabetical order to read as follows:
“Covenant Relief Period”: the period commencing on the Second Amendment Effective Date through the date that is two Business Days after the date on which the Administrative Agent receives a Covenant Relief Period Termination Notice.
“Covenant Relief Period Termination Notice”: a certificate of a Financial Officer delivered to the Administrative Agent (a) stating that the Parent Borrower irrevocably elects that commencing with the fiscal quarter of the Parent Borrower in which the Administrative Agent receives such certificate, the financial condition covenant set forth in Section 6.1(a) be governed by clause (i) thereof (instead of clause (ii) thereof) and (b) certifying that (i) the Consolidated Leverage Ratio is less than or equal to 3.25 to 1.0 and (ii) the Interest Coverage Ratio is greater than or equal to 3.50 to 1.0, in each case on a pro forma basis computed as at the last day of the most recently ended fiscal quarter of the Parent Borrower for which the financial statements were (or were required to be) delivered pursuant to Section 5.1(a) or (b).
“Second Amendment Effective Date”: December 16, 2016.
(f)    In the first proviso in Section 2.1(b) of the Credit Agreement, clause (x) is amended in its entirety to read “(x) (i) at any time other than during the Covenant Relief Period, $500,000,000 or (ii) during the Covenant Relief Period, $100,000,000, plus”, and clause (y) is amended by inserting the text “at any time other than during the Covenant Relief Period,” immediately prior to the text “an unlimited amount”.
(g)    Section 6.1 of the Credit Agreement is amended in its entirety to read as follows:
Section 6.1    Financial Condition Covenants.
(a)    Consolidated Leverage Ratio. The Parent Borrower will not permit the Consolidated Leverage Ratio as at the last day of any fiscal quarter of the Parent Borrower to exceed, (i) after delivery of the Covenant Relief Period Termination Notice, 4.00 to 1.0 or (ii) prior to delivery of the Covenant Relief Period Termination Notice, (A) 4.75 to 1.0 for the fiscal quarters of the Parent Borrower ending December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017, (B) 4.50 to 1.0 for the fiscal quarters of the Parent Borrower ending December 31, 2017 and March 31, 2018, (C) 4.25 to 1.0 for the fiscal quarters of the Parent Borrower ending June 30, 2018 and September 30, 2018 and (D) 4.00 to 1.0 for the fiscal quarter of the Parent Borrower ending December 31, 2018 and each fiscal quarter of the Parent Borrower ending thereafter.
(b)    Consolidated Interest Coverage Ratio. The Parent Borrower will not permit the Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter of the Parent Borrower to be less than (i) at any time other than during the Covenant Relief Period, 3.50 to 1.0 and (ii) during the Covenant Relief Period, (A) 3.00 to 1.0 for the fiscal quarters of the Parent Borrower ending December 31, 2016, March 31, 2017, June 30, 2017, September 30, 2017, December 31, 2017 and March 30, 2018, (B) 3.25 to 1.0 for the fiscal quarters of the Parent Borrower ending June 30, 2018 and September 30, 2018 and (C) 3.50 to 1.0 for the fiscal quarter of the Parent Borrower ending December 31, 2018 and each fiscal quarter of the Parent Borrower ending thereafter.
(c)    Consolidated Senior Secured Leverage Ratio. During the Covenant Relief Period, the Parent Borrower will not permit the Consolidated Senior Secured Leverage Ratio as at the last day of any fiscal quarter of the Parent Borrower to exceed 2.50 to 1.0.
(h)    In clauses (g)(ii), (h)(ii), (j), (k)(i) and (q) of Section 6.2 of the Credit Agreement, each instance of the text “15% of the Total Consolidated Total Assets” is amended to read “(x) at any time other than during the Covenant Relief Period, 15% of the Total Consolidated Total Assets and (y) during the Covenant Relief Period, 7.5% of the Total Consolidated Total Assets;”.
(i)    Clause (l) of Section 6.2 of the Credit Agreement is amended by adding the following proviso at the end thereof:

; provided, further, however, that no Indebtedness shall be permitted to be Incurred pursuant to this clause (l) during the Covenant Relief Period;
(j)    Clause (m) of Section 6.2 of the Credit Agreement is amended in its entirety to read as follows:
(m)    Receivables Transaction Attributed Indebtedness and all yield, interest, fees, indemnities and other amounts related thereto; provided that (x) the related Qualified Receivables Transaction shall be subject to Section 6.6(c) and (y) at the time of Incurrence thereof, after giving effect thereto, the aggregate principal amount of all Specified Indebtedness shall not exceed an amount equal to (i) at any time other than during the Covenant Relief Period, 15% of the Total Consolidated Total Assets and (ii) during the Covenant Relief Period, 7.5% of the Total Consolidated Total Assets;”
(k)    Clause (s) of Section 6.2 of the Credit Agreement is amended in its entirety to read as follows:
(s)    Indebtedness assumed in connection with any Permitted Acquisition after the Funding Date so long as such Indebtedness is not incurred in contemplation of such Permitted Acquisition, and any extensions, renewals and replacements of any such Indebtedness; provided that at the time of Incurrence thereof, after giving effect thereto, the aggregate principal amount of all Specified Indebtedness shall not exceed an amount equal to (i) at any time other than during the Covenant Relief Period, 15% of the Total Consolidated Total Assets and (ii) during the Covenant Relief Period, 7.5% of the Total Consolidated Total Assets; and
(l)    Clause (l) of Section 6.3 of the Credit Agreement is amended in its entirety to read as follows:
(l)    Liens securing Indebtedness or other obligations or liabilities (other than Indebtedness) in an aggregate principal amount not exceeding (x) at any time other than during the Covenant Relief Period, an amount equal to 7.5% of the Total Consolidated Assets at any time outstanding and (y) during the Covenant Relief Period, $50,000,000; and
(m)    Clause (f) of Section 6.5 of the Credit Agreement is amended in its entirety to read as follows:
(f)    Permitted Acquisitions (including any related Investment in any Restricted Subsidiary in order to provide all or any portion of (but not more than) the Consideration for such Permitted Acquisition); provided that, notwithstanding anything to the contrary in this clause (f) or in the definition of “Permitted Acquisition” in Section 1.1, during the Covenant Relief Period, the aggregate Consideration paid by the Parent Borrower and its Subsidiaries with respect to all acquisitions shall not exceed $25,000,000;”

(n)    Clause (e)(i) of Section 6.8 of the Credit Agreement is amended in its entirety to read as follows:
(i)    greater than or equal to 2.50 to 1.0, the aggregate amount of such repurchases and dividend declarations pursuant to this Section 6.8(e)(i) shall not exceed (x) at any time other than during the Covenant Relief Period, (A) $100,000,000 per fiscal year plus (B) an amount equal to the portion, if any, of the Available Amount on such date that the Parent Borrower elects to apply to this Section 6.8(e)(i)(x)(B) or (y) during the Covenant Relief Period, $25,000,000 per fiscal year; and
2.    Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)    receipt by the Administrative Agent of counterparts of this Amendment, duly executed by the Parent Borrower, each Foreign Subsidiary Borrower, each other Loan Party, the Required Lenders, the Foreign Trade Facility Agent and the Administrative Agent;
(b)    receipt by the Administrative Agent of the following, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i)     copies of the organizational documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization or incorporation, where applicable (or, to the extent such organizational documents have not been amended or modified since the Funding Date, a certification from a Responsible Officer of the applicable Loan Party that no amendments or modifications to such organizational documents have been made since the Funding Date), and certified by a Responsible Officer of such Loan Party to be true and correct as of the Second Amendment Effective Date, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act on behalf of such Loan Party in connection with this Amendment and the other Loan Documents to which such Loan Party is a party, and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization or incorporation;
(c)    receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Parent Borrower, certifying that the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) as of such earlier date;
(d)    receipt by the Administrative Agent, for the account of each Lender that consents to this Amendment on or before 5:00 p.m. Eastern time on December 14, 2016 (or such later time and/or date as the Parent Borrower may agree in its sole discretion), an amendment fee in an amount equal to 0.125% of the sum of (x) the aggregate amount of such consenting Lender’s Commitments plus (y) the aggregate outstanding principal amount of the Term Loans held by such consenting Lender, in each case as of the Second Amendment Effective Date. Such amendment fee shall be due and payable in full on the Second Amendment Effective Date (as defined in the Credit Agreement after giving effect to this Amendment); and
(e)    receipt by the Administrative Agent, the Foreign Trade Facility Agent, and the Lenders of all other fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party.
For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.
3.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, or, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents. This Amendment shall constitute a Loan Document.
(b)    Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.
(c)    Each of the Loan Parties hereby represents and warrants as follows:
(i)    Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(iii)    No consent or approval of, authorization or order of, or filing, registration or qualification with, any Governmental Authority is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)    Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent for the benefit of the holders of the Secured Obligations and agrees that this Amendment does not adversely affect or impair such liens and security interests in any manner.
(e)    This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
(f)    THIS AMENDMENT shall be construed in accordance with and governed by the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law).
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
PARENT BORROWER:                SPX FLOW, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

FOREIGN SUBSIDIARY BORROWER:        SPX FLOW TECHNOLOGY CRAWLEY LIMITED,
a company organized under the laws of the United Kingdom

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SUBSIDIARY GUARANTORS:            CORPORATE PLACE LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW HOLDINGS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW US, LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

DELANEY HOLDINGS CO.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

ADMINISTRATIVE AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

FOREIGN TRADE FACILITY AGENT:        DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH,
as Foreign Trade Facility Agent

By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director

By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

LENDERS:                    BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, and Issuing Lender

By: /s/ Christopher Wozniak
Name: Christopher Wozniak
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender and Participation FCI Issuing Lender

By: /s/ John Reid
Name: John Reid
Title: Managing Director

HSBC BANK PLC,
as a Bilateral FCI Issuing Lender

By: /s/ David Hampsey
Name: David Hampsey
Title: Relationship Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender and a Participation FCI Issuing Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Robert D. Bryant
Name: Robert D. Bryant
Title: Executive Director

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT BRANCH,
as a Lender, Participation FCI Issuing Lender, Bilateral FCI Issuing Lender and an Issuing Lender

By: /s/ Christiane Roth
Name: Christiane Roth
Title: Managing Director

By: /s/ Myriam Rotthaus
Name: Myriam Rotthaus
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Benjamin South
Name: Benjamin South
Title: Vice President

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

COMMERZBANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ Diane Pockaj
Name: Diane Pockaj
Title: Managing Director

By: /s/ Michael Ravelo
Name: Michael Ravelo
Title: Director

COMMERZBANK AG, FRANKFURT BRANCH,
as a Lender, Participation FCI Issuing Lender and Bilateral FCI Issuing Lender

By: /s/ Mathias Hopfgarten
Name: Mathias Hopfgarten
Title: Director

By: /s/ Lothar Frenz
Name: Lothar Frenz
Title: Director

THE BANK OF NOVA SCOTIA,
as a Lender and Bilateral FCI Issuing Lender

By: /s/ Michael Grad
Name: Michael Grad
Title: Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Mark Koneval
Name: Mark Koneval
Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

SUNTRUST BANK,
as a Lender

By: /s/ Shannon Offen
Name: Shannon Offen
Title: Director

COMPASS BANK,
as a Lender

By: /s/ Daniel Feldman
Name: Daniel Feldman
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

DNB CAPITAL LLC,
as a Lender, with DNB Bank ASA Grand Cayman Branch as designated funder for loans to a UK Borrower

By: /s/ Philip Kurpiewski
Name: Philip Kurpiewski
Title: Senior Vice President

By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

DNB BANK ASA GRAND CAYMAN BRANCH,
as a Participation FCI Lender and Participation FCI Issuing Lender

By: /s/ Philip Kurpiewski
Name: Philip Kurpiewski
Title: Senior Vice President

By: /s/ Kristie Li
Name: Kristie Li
Title: Senior Vice President

TD BANK, N.A.,
as a Lender

By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Adam Speyer
Name: Adam Spreyer
Title: Vice President

NORDEA BANK FINLAND PLC, NEW YORK AND GRAND CAYMAN BRANCHES,
as a Lender

By: /s/ Rolf Risan
Name: Rolf Risan
Title: Senior Vice President

By: /s/ Christopher Prial
Name: Christopher Prial
Title: Associate

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By: /s/ Jeffrey Mills
Name: Jeffrey Mills
Title: Vice President

CITIBANK, N.A.,
as a Lender

By: /s/ Jyothi Narayanan
Name: Jyothi Narayanan
Title: Director

THE NORTHERN TRUST COMPANY,
as a Lender

By: /s/ John C. Canty
Name: John C. Canty
Title: Senior Vice President

BNP PARIBAS,
as a Lender

By: /s/ Melissa Dyki
Name: Melissa Dyki
Title: Director

By: /s/ Richard Pace
Name: Richard Pace
Title: Managing Director

BANK OF TAIWAN, NEW YORK BRANCH,
as a Lender

By: /s/ Yue-Li Shih
Name: Yue-Li Shih
Title: VP & General Manager